CORNERCAP GROUP OF FUNDS

CornerCap Contrarian Fund

(formerly, CornerCap Micro-Cap Fund)

Supplement dated October 12, 2004
to
Prospectus dated July 30, 2004

This supplement provides important information about the fund.  It should be read in conjunction with the Prospectus.

Effective October 12, 2004, the name of the CornerCap Micro-Cap Fund (the “Fund”) will be CornerCap Contrarian Fund.

Effective December 11, 2004, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of domestic companies that the Fund’s Adviser believes to be undervalued or temporarily out of favor.  These include securities of companies of any capitalization.  The Fund may also invest in securities of foreign companies that are traded as American Depository Receipts.  Until December 11, 2004, the Fund will continue to invest at least 80% of its assets in securities of Micro Cap companies.

The above changes, which are not fundamental policy changes and which were recommended by the Fund’s investment adviser, CornerCap Investment Counsel, and were approved by the Trust’s Board of Trustees at a meeting held on August 12, 2004.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

The following specific changes are being made to the Prospectus dated July 30, 2004:

1.  Throughout the document, change the name of the “CornerCap Micro-Cap Fund” to the “CornerCap Contrarian Fund.”

2.  Replace the “Objectives” paragraph on page 2 with the following new disclosure.

OBJECTIVES AND PRINCIPAL STRATEGY OF THE CONTRARIAN FUND:  The Contrarian Fund’s investment objective is to obtain long-term capital appreciation.  To meet its investment objective, the Contrarian Fund typically invests 80% of its assets in equity securities, consisting of common stocks and preferred stocks.  The Fund may invest in companies of any size and is considered multi-cap.  It will invest in the common stock of domestic companies that the Fund’s Adviser believes to be undervalued or temporarily out of favor.  The Fund may also invest in securities of foreign companies that are traded as American Depository Receipts.  The investment policies of the Fund may be changed without a shareholder vote, however, shareholders will be given at least 60 days notice before any such changes are implemented.

3.  Replace the chart on page 6 with the following new chart that incorporates a more appropriate benchmark.

Contrarian Fund
Year-by-year total return as of 12/31 each year (%) [1]
[1]Year-to-date total return as of the most recent fiscal quarter (ended 6/30/2004) is 16.20%.
Best Quarter: 2nd Qtr. 2003 21.5% Worst Quarter: 3rd Qtr. 2002 -28.8%
Average annual total return as of 12/31/03[a,b]
	1 Year	5 Year	Since Inception[b]
Return Before Taxes	42.09%	-2.61%	-1.05%
Return After Taxes on Distributions	42.09%	-3.23%	-1.54%
Return After Taxes on Distributions and Sale of Fund Shares	25.63%	-1.99%	-0.77%
Russell 2000 Growth Index [c]	48.55%	0.84%	3.16%
Russell Midcap Value Index [d]	38.06%	8.72%	12.77%

a	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans. Returns for indexes do not reflect deductions for fees, expense or taxes.
b	Prior to October 11, 2004, the CornerCap Contrarian Fund was known as the CornerCap Micro-Cap Fund. The performance figures include figures for the Cornerstone Micro-Cap Fund, L.P., a private, unregistered fund which began operations in August 31, 1996, and transferred all its assets to the Micro-Cap Fund on July 27, 2000. The Cornerstone Micro-Cap Fund was managed by the same Adviser as the Micro-Cap Fund. It pursued the same objectives and employed the same strategies as the Micro-Cap Fund. As of December 11, 2004, the strategy will be changed to multi-cap contrarian.
c	The Russell 2000 Growth Index was used as an appropriate index for the Micro-Cap strategy. This index measures the 2,000 smallest of the 3,000 largest U.S. companies (based on total market capitalization) that have higher price-to-book ratios and higher forecasted growth values.
d	The Russell Midcap Value Index will be used as the benchmark for the Contratrian Fund, as it is more appropriate to the Fund’s new strategy. The Russell Midcap Value Index measures the 800 smallest companies in the Russell 1000 Index with lower price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index measures the performance of those companies out of the 1,000 largest U.S. companies, based on total market capitalization.)

4.  Replace the Fund description on pages 13-14 with the following description of the new strategy.

CONTRARIAN FUND

INVESTMENT OBJECTIVE: The Contrarian Fund’s investment objective is to obtain long-term capital appreciation.

INVESTMENT STRATEGY: The Contrarian Fund typically invests 80% of its assets (determined at the time of investment based on net assets, including borrowings for investment, if any) in equity securities, consisting of common stocks and preferred stocks.  The Fund may invest in companies of any size and is considered multi-cap.  It will focus its investments on the common stock of domestic companies that the Adviser believes to be undervalued or temporarily out of favor.  The Fund may also invest in securities of foreign companies that are traded as American Depository Receipts.

The Adviser selects these securities from among issues ranked according to several fundamental factors using the Adviser’s proprietary models.  Three of the most important factors in the Adviser’s model are the following:

•          relative price/earnings ratio
•          earnings growth rates
•          cash flow measurements

The Adviser will also consider other factors such as diversification and risk, and purchases will be made only if they can be made at prices, which, in the judgment of the Adviser, create the possibility of additional growth in capital. There can be no assurance that the Contrarian Fund will achieve its objective.

The Fund advisor may invest in convertibles and corporate debt.  Assets of the Contrarian Fund not invested in equity securities are typically invested in short-term U.S. Government obligations or cash equivalent instruments.

The Fund will sell securities when the Adviser determines that it is advantageous to do so, such as when securities with relatively greater value are available for purchase by the Fund, or to raise cash.